                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_]CONFIDENTIAL, FOR USE OF THE
[_] Preliminary Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           The L.S. Starrett Company
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                                    (same)
             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

                           THE L.S. STARRETT COMPANY

                          ATHOL, MASSACHUSETTS 01331

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              SEPTEMBER 18, 1996

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the stockholders of The L.S. Starrett Company will be held at the office of the Company in Athol, Massachusetts, on Wednesday, September 18, 1996 at 2:00 p.m. for the following purposes:

  1. To elect a class of three directors, each to hold office for a term of three years and until his successor is chosen and qualified.

  2. To consider and act upon any other matter that may properly come before the meeting or any adjournment or adjournments thereof.

  The Board of Directors has fixed July 26, 1996 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, or any adjournments thereof, and to receive notice thereof. The transfer books of the Company will not be closed.

  You are requested to execute and return the enclosed proxy, which is solicited by the management of the Company.

                                          Peter MacDougall, Clerk

Athol, Massachusetts
August 16, 1996

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. IF YOU DESIRE TO VOTE YOUR SHARES IN PERSON AT THE ANNUAL MEETING, YOUR PROXY WILL BE RETURNED TO YOU.

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                      OF

                           THE L.S. STARRETT COMPANY

                          ATHOL, MASSACHUSETTS 01331

  The enclosed form of proxy and this Proxy Statement have been mailed to stockholders on or about August 16, 1996 in connection with the solicitation by the Board of Directors of The L.S. Starrett Company (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held at the office of the Company in Athol, Massachusetts on Wednesday, September 18, 1996 at 2:00 p.m., or at any adjournments thereof, for the purposes set forth in the accompanying notice of annual meeting of stockholders.

  It is the intention of the persons named as proxies to vote shares represented by duly executed proxies for the proposals described in this Proxy Statement unless contrary specification is made. Any such proxy may be revoked by a stockholder at any time prior to the voting of the proxy by a written revocation received by the Clerk of the Company, by properly executing and delivering a later-dated proxy, or by attending the meeting, requesting return of the proxy and voting in person. A PROXY, WHEN EXECUTED AND NOT SO REVOKED, WILL BE VOTED AT THE MEETING, INCLUDING ANY ADJOURNMENTS THEREOF; AND IF IT CONTAINS ANY SPECIFICATIONS, IT WILL BE VOTED IN ACCORDANCE THEREWITH.

  Stockholders of record as at the close of business on July 26, 1996 will be entitled to vote at this meeting. On that date, the Company had outstanding and entitled to vote 5,055,185 shares of Class A Stock and 1,994,285 shares of Class B Stock. Each outstanding share of Class A Stock entitles the record holder thereof to one vote and each outstanding share of Class B Stock entitles the record holder thereof to ten votes. The holders of Class A Stock are entitled to elect 25% of the Company's directors to be elected at each meeting and such holders voting together with the holders of Class B Stock as a single class are entitled to elect the remaining directors to be elected at the meeting. Except for the foregoing and except as provided by law, all actions submitted to a vote of stockholders will be voted on by the holders of Class A and Class B Stock voting together as a single class. Pursuant to Massachusetts law, the Company's Board of Directors is divided into three classes with one class to be elected at each annual meeting of stockholders.

                           I. ELECTION OF DIRECTORS

  The Board of Directors has fixed the number of directors at seven and designated Andrew B. Sides, Jr., Douglas R. Starrett and Roger U. Wellington, Jr. to serve as Class I Directors; Douglas A. Starrett and William S. Hurley to serve as Class II Directors; and George B. Webber and Richard B. Kennedy to serve as Class III Directors; and, in the case of each director, until his successor is chosen and qualified. Mr. Kennedy was elected to fill the unexpired term of Mr. J. Richard Bullock on June 12, 1996.

  It is the intention of the persons named in the proxy to vote for the election of the three persons named below as Class I Directors, each to hold office for a term of three years and until his successor is chosen and qualified.

  The names and ages of the nominees for directors proposed by the management, their principal occupation, the significant business directorships they hold, the years in which they first became directors of the Company and the amount of securities of the Company beneficially owned by them as of July 26, 1996 are as follows:

                                                                       SHARES BENEFICIALLY
                                      PRINCIPAL                             OWNED(1)
                                      OCCUPATION                       (PERCENT OF CLASS)
                                   AND SIGNIFICANT            DIRECTOR -----------------------
       NAME(AGE)                    DIRECTORSHIPS              SINCE    CLASS A       CLASS B
       ---------         ------------------------------------ -------- ---------     ---------
CLASS I--DIRECTOR TO BE ELECTED BY CLASS A STOCKHOLDERS:
Andrew B. Sides, Jr.     Consultant; formerly CEO of Rhode      1986         250           250
(71)................     Island Tool Company, Providence,                     (*)           (*)
                         Rhode Island, producer of forgings;
                         Director, Colonial Gas Company.
CLASS I--DIRECTORS TO BE ELECTED BY CLASS A AND CLASS B STOCKHOLDERS VOTING TOGETHER:
Douglas R. Starrett      Chairman and CEO of the Company.       1952      97,219(3)     78,537(3)
(76)................                                                       (1.9%)        (3.9%)
Roger U. Wellington, Jr. Treasurer and Chief Financial          1987       8,469(4)      2,987(4)
(55)................     Officer of the Company.                                 (*)           (*)

  The following table sets forth the names and ages of the Class II and III Directors, their principal occupations, the significant business directorships they hold, the years in which they first became directors of the Company and the amount of securities of the Company beneficially owned by them as of July 26, 1996:

                                                                       SHARES BENEFICIALLY
                                      PRINCIPAL                             OWNED(1)
                                      OCCUPATION                       (PERCENT OF CLASS)
                                   AND SIGNIFICANT            DIRECTOR -----------------------
       NAME(AGE)                    DIRECTORSHIPS              SINCE    CLASS A       CLASS B
       ---------         ------------------------------------ -------- ---------     ---------
CLASS II--DIRECTORS SERVING UNTIL 1997 ANNUAL MEETING OF STOCKHOLDERS:
William S. Hurley        Formerly Vice President Controller,    1993         200(6)        --
(52)..................   Bolt Beranek and Newman Inc.,                        (*)
                         Cambridge, Massachusetts,
                         diversified high technology.
Douglas A. Starrett      President of the Company.              1984       9,009(2)      8,217(2)
(44)..................                                            (*)           (*)
CLASS III--DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS:
Richard B. Kennedy       Vice President, Abrasives Marketing    1996         100(6)         --
(53)..................   Group, Norton Company, Worcester,                  (*)           (*)
                         Massachusetts, producer of abrasives
                         and engineered materials.
George B. Webber         Vice President, Webber                 1962      68,224(5)     79,435(5)
(75)..................   Gage Division of the Company.                     (1.3%)        (4.0%)

- --------
(1) Includes shares beneficially owned as defined in applicable rules of the Securities and Exchange Commission, whether or not interest in such shares is disclaimed by the nominee. All shares are held with sole voting and investment power except as indicated below for certain nominees.
(2) Includes 150 Class A and 550 Class B shares held with shared voting and investment power and 4,860 Class A and 1,776 Class B shares held with sole voting power only. Douglas A. Starrett is the son of Douglas R. Starrett.
(3) Includes 53,319 Class A and 48,758 Class B shares held with shared voting and investment power, 2,912 Class A and 673 Class B shares held with shared voting power only and 6,172 Class A and 4,369 Class B shares held with sole voting power only.
(4) Includes 2,851 Class A and 944 Class B shares held with shared voting and investment power and 5,618 Class A and 2,043 Class B shares held with sole voting power only.
(5) Includes 4,690 Class A and 2,621 Class B shares held with sole voting power only.
(6) Shares are held with shared voting and investment power.
* Less than 1%

  At July 26, 1996, the directors' and officers' beneficial ownership of the Company's Common Stock consisted of 191,159 Class A and 173,773 Class B shares (3.8% and 8.7%, respectively, of the outstanding shares). Of these shares, Charles H. Morrow, Vice President Sales of the Company, owned 7,688 Class A and 4,347 Class B shares. All shares beneficially owned by the directors and officers were held with sole voting and investment power, except that 57,810 Class A and 52,075 Class B shares were held with shared voting and investment power, 2,912 Class A and 673 Class B shares were held with shared voting power only and 27,838 Class A and 13,333 Class B shares were held with sole voting power only.

  Richard Newton, Douglas A. Starrett and Roger U. Wellington, Jr., as Trustees under the Company's 401(k) Stock Savings Plan and Employee Stock Ownership Plan, c/o the Company, 121 Crescent Street, Athol, Massachusetts 01331, at July 26, 1996 owned beneficially 998,092 Class A and 393,912 Class B shares (19.7% and 19.8%, respectively, of the outstanding shares) of Common Stock of the Company, all of which were held with sole dispositive power subject to the terms of the respective Plans and 3,378 Class A and 1,886 Class B shares were held with sole voting power. Except for an aggregate of 24,252 Class A and 11,482 Class B shares allocated to the accounts of Douglas A. Starrett, Roger U. Wellington, Jr., George B. Webber and Douglas R. Starrett in the Plans, such shares are not reflected in the holdings in the above table.

  The Company has been advised that as of February 12, 1996, David L. Babson & Co., Inc., One Memorial Drive, Cambridge MA 02142 was the beneficial owner of 473,000 Class A shares (9.4% of the outstanding Class A shares) of which 325,400 shares were held with sole voting and investment power and 147,600 shares were held with shared voting and sole investment power.

  All of the nominees and directors listed above have had the principal occupations listed for at least five years except for Douglas R. Starrett who was President of the Company until 1994, Douglas A. Starrett who was Executive Vice President of the Company until 1994 and except for William S. Hurley who was Vice President and Treasurer of Wyman-Gordon Company until 1992.

  During the fiscal year ended June 29, 1996, there were six meetings of the Company's Board of Directors, three meetings of the Audit Committee and one meeting of the Salary (Compensation)

Committee. The members of the Audit Committee during fiscal 1996 were Messrs. Bullock, Hurley and Sides. In general, the Audit Committee recommends to the Board of Directors the independent auditors to be selected and confers with the Company's independent auditors to review the audit scope, the Company's internal controls, financial reporting issues, results of the audit and the range of non-audit services. See also "Relationship with Independent Accountants" below. The members of the Salary Committee during fiscal 1996 were Messrs. Bullock, Hurley, Sides and Douglas R. Starrett. The function of the Salary Committee is to review the salaries of key management personnel. The Company does not have a standing nominating committee.

  Directors who are not employees of the Company receive an annual retainer fee of $6,000 payable in quarterly installments and a fee of $700, plus expenses, for each Board of Directors and committee meeting that they attend. Only one meeting attendance fee is paid for attending two meetings on the same day. All directors attended at least 75% of the aggregate number of all meetings of the Board of Directors and of all committees on which they served. Non-employee directors may elect to defer part or all of their director's fees in which event such deferred fees and interest thereon will generally be payable in five equal annual installments after they cease to be a director.

A. COMPENSATION COMMITTEE REPORT

  During fiscal 1996, the Compensation Committee of the Company was chaired by
J. Richard Bullock. The members of the Committee are all the outside directors and the Chairman and CEO of the Company, Douglas R. Starrett. The Committee reviews and sets compensation for all the executive officers listed in the proxy statement. The Chairman and CEO is not present when his compensation is considered.

  Setting compensation is not done by formula. It is a subjective judgment based on the following factors.

  We do not look at the performance of just one year, but for a number of years, and consider the economic climate in all areas of the world where we operate. We look at how both stockholders and employees at all locations have fared during these periods.

  In particular, we look at stockholders' equity, which shows the value of the Company to the stockholders. We also look at the dividend policy of the Company to make sure that it is consistent or improving, since this is important to all stockholders. At the same time, we must see that there are funds left in the Company to provide for growth.

  We consider stock price movement, bearing in mind that the stock market is generally short-term oriented and subjected to pressures that are not under the control of executive officers.

  Compensation is primarily made up of basic salary. We make a judgment based on competitive compensation of companies of similar size and in similar fields, as shown by a national survey, The National Executive Compensation Survey. This is the most comprehensive survey of its kind. It covers top executive positions for manufacturing organizations by sales volume. We also draw on our knowledge of the market cost of any executive who might have to be replaced.

  There are also long-term incentives for everyone in the Company, including the officers, to own company stock. This is available by way of an ESOP, a 401(k) plan, and stock option plans approved by stockholders. All officers participate in these plans.

  The Company does not have special perks for executives that are not available to everyone in the Company, and we maintain a common sense relationship between executive pays and average pays.

  The performance of the Company in the early years of the 90's was hurt by the poor economic climate in most of the world. Even though competition has been fierce in our product lines, the Company has remained stable, profitable, and the equity of the Company has increased each year. The Company has remained in good shape to meet the future, but in recognition of the economic climate, the salary for the CEO was held over the five years through fiscal 1995, and most other executives' pays were held, with some adjustments because of varying degrees of responsibility.

  During this past year there has been a definite improvement in the worldwide performance of the Company, attributable more to efforts within the Company than to rising economies. Consequently, this last year we increased the total compensation of the CEO and other officers listed by a net total of approximately $38,000. As we have previously stated, if the good performance of the Company continues, we expect executive pays to increase as merited.

                            Compensation Committee

                              J. Richard Bullock
                               William S. Hurley
                             Andrew B. Sides, Jr.
                              Douglas R. Starrett

         Compensation Committee Interlocks and Insider Participation:

  There were no Compensation Committee interlocks during the last fiscal year. Douglas R. Starrett, Chairman and CEO of the Company, served as a member of the Company's Compensation Committee during fiscal 1996.

B. REMUNERATION

  The following information is given on an accrual basis for the last three fiscal years with respect to the five executive officers of the Company:

                          SUMMARY COMPENSATION TABLE

                                                    LONG-TERM
                              ANNUAL COMPENSATION  COMPENSATION
                              -------------------- ------------
                                         PROFIT                    ALL OTHER
  NAME AND POSITION      YEAR  SALARY  SHARING (1)   OPTIONS    COMPENSATION (2)
  -----------------      ---- -------- ----------- ------------ ----------------
D.R. Starrett........... 1994 $250,000      --          300          $4,428
 Chairman and CEO        1995  250,000      --          300           4,469
                         1996  270,833   10,625         300           2,521
D.A. Starrett........... 1994  115,000      --           50           2,224
 President               1995  152,500      --          300           2,542
                         1996  170,833    6,650         400           2,847
G.B. Webber............. 1994  130,000      --          --            2,877
 Vice President          1995  130,000      --          400           4,091
 Webber Gage Division    1996  110,000    4,600         109           1,788
C.H. Morrow............. 1994  132,000      --          300           2,841
 Vice President Sales    1995  138,000      --          --            4,080
                         1996  148,333    5,830         --            2,397
R.U. Wellington, Jr..... 1994  137,000      --          126           2,651
 Treasurer and CFO       1995  143,000      --         1245           2,383
                         1996  150,833    5,955          61           2,514

- --------
(1) Under the Company's Profit-Sharing Plan, most domestic employees of the Company with at least one year's service share in proportion to their base compensation in a fund equal to 20% of the excess of pre-tax domestic operating profits over 10% of domestic sales, subject to certain limitations. Payments are made annually in cash. No amounts were payable under such plan for fiscal 1994 or 1995. In addition to payments under such plan, the profit sharing amounts in the above table include a one-time discretionary bonus paid to all employees entitled to participate in the Plan which amounted to 1% of their base salary.
(2) Consists of the market value of one-third matching shares allocated under the Company's 401(k) plan and 10% of the market value of shares allocated under the Company's ESOP plan. The other 90% of the shares allocated under the ESOP serve to reduce the benefits otherwise due under the Company's Employees' Retirement Plan. See additional information under Retirement Plan and under Employee Stock Savings and Ownership Plans.

C. RETIREMENT PLAN

  The Company's Employees' Retirement Plan covers all domestic employees who have at least one year of service and have attained age 21. Benefits under the Retirement Plan are determined by reducing a formula amount calculated under the Retirement Plan by 90% of the annuity value of the employee's vested account balance, if any, under The L.S. Starrett Company Employee Stock Ownership Plan (the "ESOP"). See below, "Employee Stock Savings and Ownership Plans." At no time will the combined benefit of any participant under the Retirement Plan and the ESOP be less than such participant's benefits, if any, under the Retirement Plan before establishment of the ESOP. Prior to July 1, 1996, the formula amount calculated under the Retirement Plan was based on the sum of 1% of the employee's average base salary up to $3,000 plus 1.25% over $3,000, times the number of years of service up to but not exceeding 30 years. As of July 1, 1996, the formula amount calculated under the Retirement Plan is based on the sum of 1.25% of the employee's average base salary up to his Social Security covered compensation plus 1.70% of the employee's average base salary over covered compensation, times the number of years of service up to but not exceeding 31 years (33 years for retirements after June 30, 1997 and 35 years for retirements after June 30, 1998). An employee's average base salary is his average base salary for the five consecutive highest paid of his last ten years of employment.

  Pursuant to provisions of the Internal Revenue Code of 1986, as amended, not more than $150,000 of a participant's annual compensation may be taken into account in computing a participant's benefit under the plan and annual annuity benefits may not exceed a specified dollar limit (in general for 1996, $120,000). However, this limitation shall not operate to reduce the benefits of any employee accrued prior to the 1994 plan year. The Company has established a Supplemental Executive Retirement Plan ("SERP") to provide on an unfunded basis out of the general assets of the Company benefits earned under the Retirement Plan formula (less the ESOP offset) that are in excess of Internal Revenue Code limits. Amounts paid under the Company's Profit-Sharing Plan are not included in base salary. At July 1, 1996, under the Retirement Plan and SERP the credited years of service of certain executive officers of the Company and their credited salaries for the fiscal year then ended were as follows: Douglas R. Starrett--31 years, $270,333; George B. Webber--31 years, $110,000; Charles H. Morrow--31 years, $148,333; Douglas A. Starrett--18 years, $170,833; and Roger U. Wellington, Jr.--10 years, $150,833.

  The following table sets forth estimates of the pre-offset formula benefit amount determined under the Retirement Plan for employees in various salary and years-of-service categories, calculated as a benefit payable upon retirement at age 65 on or after July 1, 1996. In the case of any employee with a vested account balance under the ESOP, the formula benefit amount under the Retirement Plan, estimates of which are shown below, would be subject to offset by 90% of the annuity value of the ESOP vested account balance, but no deduction would be made for Social Security benefits or other offset amounts.

                              PENSION PLAN TABLE

                                           YEARS OF CREDITED SERVICE
        AVERAGE ANNUAL            ----------------------------------------------------------------------
           EARNINGS                 15                         25                         35
        --------------            --------                  --------                   --------
           $125,000                30,015                     50,025                     70,035
            150,000                36,390                     60,650                     84,910
            175,000                42,765                     71,275                     99,785
            200,000                49,140                     81,900                    114,660
            225,000                55,515                     92,525                    129,535
            250,000                61,890                    103,150                    144,410
            275,000                68,265                    113,775                    159,285

D. EMPLOYEE STOCK SAVINGS AND OWNERSHIP PLANS

  The Company has for its domestic employees an Employee Stock Ownership Plan
(ESOP), established in 1984, and a 401(k) Stock Savings Plan (401(k) Plan), which was established in 1986. Both are designed to supplement retirement benefits provided under the Company's Retirement Plan and to enable employees to share in the growth of the Company.

  In November 1984 the ESOP purchased 800,000 shares of stock from the Company using funds obtained from borrowings guaranteed by the Company which were repaid over a ten year period. Contributions made by the Company as well as dividends paid on the ESOP's stock holdings were used to repay ESOP indebtedness. As the indebtedness was repaid, the stock was allocated to accounts of participants in the ESOP. Additional cash contributions were made by the Company to make up for the dividends that were used to pay debt service.

  All employees of the Company are participants in the ESOP after completing one year of service and attaining age 21. Allocations to a participant's account under the ESOP are made in proportion to the ratio that the participant's compensation bears to the aggregate compensation of all participants. Prior to such allocations, shares purchased with funds borrowed by the ESOP were held in a suspense account. The combined allocations of Class A and B shares during the last three fiscal years ended June 29, 1996 to all executive officers and to all employees of the Company as a group were:
Douglas R. Starrett--574 shares; George B. Webber--498 shares; Charles H. Morrow--503 shares; Douglas A. Starrett--440 shares; Roger U. Wellington, Jr.--525 shares; and all employees as a group--104,982 shares.

  Employees who retire, die, or otherwise terminate employment under the ESOP will be entitled to receive their vested account balance, which will generally be distributed at the same time that the employee is eligible to begin receiving a benefit under the Retirement Plan. An amount equal to 90% of an employee's vested ESOP account balance, expressed in annuity form, will be used to offset the employee's benefit under the Retirement Plan. See above, "Retirement Plan."

  The 401(k) Plan is a savings and salary deferral plan that is intended to qualify for favorable tax treatment under Section 401(k) of the Internal Revenue Code. To be a participant an employee must have completed six months of service and be at least 18 years old. Plan participants may authorize deferral of a portion of their salary through payroll deductions. Participants may elect to have up to 15% of their compensation (as determined under the Plan) contributed to a trust fund established for the Plan as a salary deferral contribution.

  The Company may contribute to the Plan quarterly on behalf of each participant a matching contribution in Common Stock of the Company equal to a portion of the participant's salary deferral contribution. At present, the matching contribution is equal to one-third of the participant's salary deferral contribution. Salary deferral contributions vest immediately. Matching contributions vest immediately for participants with five or more years of service or at death, disability or retirement if earlier.

  Participants in the 401(k) Plan are not subject to Federal or state income tax on salary deferral contributions or on Company matching contributions or the earnings thereon until such amounts are withdrawn from the Plan. Amounts contributed to the Plan are invested in the Company's Common Stock. Withdrawals from the Plan may only be made upon termination of employment, attainment of age 59 1/2 or in connection with certain provisions of the Plan that permit hardship withdrawals. The Plan also permits loans to participants.

  For the last three fiscal years ended June 29, 1996, Company matching contributions for all executive officers of the Company as a group were 1,715 shares and for all employees of the Company as a group were 57,889 shares.

E. STOCK OPTION AND PURCHASE PLANS

  The Company currently has in effect for the benefit of eligible employees the 1992 Employees' Stock Purchase Plan (the "1992 Plan") to provide a convenient means for these employees to acquire an interest in the future of the Company by purchasing up to 800,000 shares of Common Stock. At June 29, 1996, there were 1,641 employees eligible to participate in the 1992 Plan.

  The option price to purchase shares of the Company's Common Stock under the 1992 Plan is the lower of 85% of the market price on the date of grant or 85% of the market price on the date of exercise (two years from the date of grant). The Company also sells treasury shares to employees under an Employees' Stock Purchase Plan adopted in 1952 (the "1952 Plan"). The Company, from time to time, purchases these shares in the open market to be held in treasury. The Company pays brokerage and other expenses incidental to purchases and sales under the 1952 Plan and employees may authorize regular payroll deductions for purchases of shares.

  The following table sets forth information regarding options for shares of the Company's Class A Common Stock under the terms of the Company's stock option and purchase plans for the executive officers of the Company:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                     AS %
                         NUMBER OF OF TOTAL   MARKET                        GRANT
                          OPTIONS  EMPLOYEE  PRICE AT  EXERCISE EXPIRATION   DATE
          NAME            GRANTED   GRANTS  GRANT DATE PRICE(1)    DATE    VALUE(2)
          ----           --------- -------- ---------- -------- ---------- --------
D.R. Starrett...........    200      1.1      $22.88    $19.45   11/20/97   $1,200
                            100       .7       25.75     21.89     6/3/98      700
D.A. Starrett...........    300      1.7       22.88     19.45    11/7/96    1,700
                            100       .7       25.75     21.89     6/3/98      700
G.B. Webber.............    109       .7       25.75     21.89     6/3/98      700
R.U. Wellington, Jr.....    261       .3       22.88     19.45   11/20/97      400

- --------
(1) Exercise price represents 85% of market price on dates of grant. Exercise price will be 85% of market price on date of exercise, if lower.
(2) Based on the Black-Scholes option pricing model (assuming volatility of 14% and an interest rate of 6.2%).

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR END VALUES

                                                                      VALUE OF
                                                        NUMBER OF   UNEXERCISED
                                                       UNEXERCISED  IN-THE-MONEY
                                                        OPTIONS AT   OPTIONS AT
                                     NUMBER            FISCAL YEAR  FISCAL YEAR
                                    OF SHARES  VALUE    END (NONE    END (NONE
               NAME                 ACQUIRED  REALIZED EXERCISABLE) EXERCISABLE)
               ----                 --------- -------- ------------ ------------
D.R. Starrett......................    300     $1,018       600       $ 4,016
D.A. Starrett......................     50        168       700         4,671
G.B. Webber........................    --         --        309         2,098
C.H. Morrow........................    300      1,012       --            --
R.U. Wellington, Jr. ..............    --         --      1,306        10,671

F. STOCK PERFORMANCE GRAPH

  The following graph sets forth information comparing the cumulative total return to holders of the Company's Common Stock over the last five fiscal years with (1) the cumulative total return of the Standard & Poor's 500 Index ("S&P 500") and (2) an index reflecting the cumulative total returns of the following companies ("Peer Group"): Danaher, Loctite, Regal Beloit, Kennametal, WD-40, Stanley, Acme Cleveland, Black & Decker, IMO Industries and Brown & Sharpe.


                             [CHART APPEARS HERE]



                       6/91      6/92      6/93     6/94     6/95     6/96
     ---------------------------------------------------------------------
     S&P 500            100    113.36    128.74   130.59   164.53   207.19
     PEER GROUP         100    118.72    123.97   131.02    171.5   220.51
     STARRETT           100    109.95    111.88   102.03   110.74   131.00
     ---------------------------------------------------------------------


                  II. RELATIONSHIP WITH INDEPENDENT AUDITORS

  During the year ended June 29, 1996, Deloitte & Touche was engaged to perform the annual audit. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so; they will be available to respond to appropriate questions.

  The Company presently expects to engage Deloitte & Touche as auditors for the 1997 fiscal year, but the selection will not be made until the September 1996 meeting of the Company's Board of Directors.

                                 III. GENERAL

A. SOLICITATION AND VOTING

  In case any person or persons named herein for election as a director should not be available for election at the Annual Meeting, proxies in the enclosed form (in the absence of express contrary instructions) may be voted for a substitute or substitutes as well as for other persons named herein.

  As of the date of this statement your management knows of no business that will be presented to the Annual Meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last meeting of stockholders, which action will not be construed as approval or disapproval of any of the matters referred to in such minutes.

  As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies in the attached form that do not contain specific instructions to the contrary will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

  A summary of the Annual Meeting of the Stockholders of the Company will be sent to each stockholder.

  The enclosed proxy is solicited by the Board of Directors of the Company. The cost of solicitation will be borne by the Company. Such solicitation will be made by mail and may also be made by the Company's officers and employees personally or by telephone or telegram. The Company will, on request, reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy material to beneficial owners. A proxy that is executed but that does not specify a vote for, against or in abstention will be voted in accordance with the recommendation of the Board of Directors contained herein.

  Consistent with state law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election tellers for the Annual Meeting. The two nominees for election as directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors.

  The election tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

B. SUBMISSION OF STOCKHOLDER PROPOSALS

  Stockholder proposals for inclusion in the Company's proxy statement for its 1997 Annual Meeting must be received by the Company no later than April 15, 1997.

  IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE STAMPED ENVELOPE ADDRESSED TO THE COMPANY AT ATHOL, MASSACHUSETTS. Stockholders who send in proxies, but attend the Annual Meeting in person, may withdraw their proxies and vote directly if they prefer or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

August 16, 1996

                          THE L.S. STARRETT COMPANY               PROXY CARD
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 18, 1996


    The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas
R. Starrett and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 18th day of September, 1996 at 2:00 p.m. at the office of the Company in Athol, Massachusetts and any adjournments thereof, upon and in respect of all of the shares of the Class A and B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in this Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

           Management recommends a vote FOR the following proposal:

        1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.

Class A Stockholders: Andrew B. Sides, Jr.       Class A and B Stockholders: Douglas R. Starrett
                                                                             Roger U. Wellington, Jr.

[_]  FOR              [_]  WITHHELD              [_]  FOR              [_]  WITHHELD
                                                      BOTH NOMINEES         FROM BOTH NOMINEES
                                                 For, except vote withheld from the following nominee:
                                                 [_]
                                                     ------------------------------------------------


The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                           Dated:                   ,1996
                                                 -------------------
                                                     (Please Date)


                                           ------------------------------

                                           ------------------------------
                                                      Sign Here
                                           Note: Please sign exactly as name(s)
                                           appear hereon. Joint owners should
                                           each sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such. If signer is a corporation,
                                           please sign corporate name in full by
                                           authorized officer.

                          THE L.S. STARRETT COMPANY               PROXY CARD
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 18, 1996


    The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas
R. Starrett and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 18th day of September, 1996 at 2:00 p.m. at the office of the Company in Athol, Massachusetts and any adjournments thereof, upon and in respect of all of the shares of the Class A and B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in this Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

           Management recommends a vote FOR the following proposal:

        1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.


Class A Stockholders: Andrew B. Sides, Jr.       Class A and B Stockholders: Douglas R. Starrett
                                                                             Roger U. Wellington, Jr.

[_]  FOR              [_]  WITHHELD              [_]  FOR              [_]  WITHHELD
                                                      BOTH NOMINEES         FROM BOTH NOMINEES
                                                 For, except vote withheld from the following nominee:
                                                 [_]
                                                     ------------------------------------------------


The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                           Dated:                   ,1996
                                                 -------------------
                                                     (Please Date)


                                           ------------------------------

                                           ------------------------------
                                                      Sign Here
                                           Note: Please sign exactly as name(s)
                                           appear hereon. Joint owners should
                                           each sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such. If signer is a corporation,
                                           please sign corporate name in full by
                                           authorized officer.

                           THE L.S. STARRETT COMPANY

 DIRECTIONS UNDER 401(K) STOCK SAVINGS PLAN AND EMPLOYEE STOCK OWNERSHIP PLAN
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 18, 1996


     The undersigned hereby directs Douglas A. Starrett, Roger U. Wellington, Jr. and Richard C. Newton, and each of them, as trustees under the 401(K)
Stock Savings Plan and Employee Stock Ownership Plan (the "Plans") of the L.S. Starrett Company (the "Company"), to vote and act in the manner designated below at the Annual Meeting of Stockholders to be held on the 18th day of September, 1996 at 2:00 p.m. at the office of the Company in Athol, Massachusetts, and any adjournments thereof, upon and in respect of all of the shares of the Class A and Class B Common Stock of the Company allocated to the undersigned under the Plans. The undersigned hereby revokes any other directions previously given to vote the same shares of stock for said meeting.

           Management recommends a vote FOR the following proposal:

        1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.


Class A Stockholders: Andrew B. Sides, Jr.       Class A and B Stockholders: Douglas R. Starrett
                                                                             Roger U. Wellington, Jr.

[_]  FOR              [_]  WITHHELD              [_]  FOR              [_]  WITHHELD
                                                      BOTH NOMINEES         FROM BOTH NOMINEES
                                                 For, except vote withheld from the following nominee:
                                                 [_]
                                                     ------------------------------------------------


The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                           Dated:                   ,1996
                                                 -------------------
                                                     (Please Date)


                                           ------------------------------

                                           ------------------------------
                                                      Sign Here
                                           Note: Please sign exactly as name(s)
                                           appear hereon. Joint owners should
                                           each sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such. If signer is a corporation,
                                           please sign corporate name in full by
                                           authorized officer.

FOR VOTING CLASS B COMMON STOCK ONLY                    PROXY CARD
                          THE L.S. STARRETT COMPANY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 18, 1996


    The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas
R. Starrett and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 18th day of September, 1996 at 2:00 p.m. at the office of the Company in Athol, Massachusetts and any adjournments thereof, upon and in respect of all of the shares of the Class B Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in this Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

           Management recommends a vote FOR the following proposal:

        1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.


                             Nominees:    Douglas R. Starrett
                                          Roger U. Wellington, Jr.

                        [_]  FOR              [_]  WITHHELD
                             BOTH NOMINEES         FROM BOTH NOMINEES
                        For, except vote withheld from the following nominee:
                        [_]
                            -------------------------------------------------

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                           Dated:                   ,1996
                                                 -------------------
                                                     (Please Date)


                                           ------------------------------

                                           ------------------------------
                                                      Sign Here
                                           Note: Please sign exactly as name(s)
                                           appear hereon. Joint owners should
                                           each sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such. If signer is a corporation,
                                           please sign corporate name in full by
                                           authorized officer.

FOR VOTING CLASS A COMMON STOCK ONLY                    PROXY CARD
                          THE L.S. STARRETT COMPANY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      OF THE L.S. STARRETT COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 18, 1996


    The undersigned hereby constitutes and appoints Douglas A. Starrett, Douglas
R. Starrett and George B. Webber, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote and act in the manner designated below at the Annual Meeting of Stockholders of The L.S. Starrett Company (the "Company") to be held on the 18th day of September, 1996 at 2:00 p.m. at the office of the Company in Athol, Massachusetts and any adjournments thereof, upon and in respect of all of the shares of the Class A Common Stock of the Company as to which the undersigned may be entitled to vote or act, with all powers the undersigned would possess if personally present, and without limiting the general authorization hereby given, the undersigned directs that his vote be cast as specified in this Proxy. The undersigned hereby revokes any proxy previously granted to vote the same shares of stock for said meeting.

           Management recommends a vote FOR the following proposal:

        1. ELECTION OF DIRECTORS: As set forth in the Proxy Statement.


                             Nominees:    Andrew B. Sides, Jr.
                                          Douglas R. Starrett
                                          Roger U. Wellington, Jr.

                        [_]  FOR              [_]  WITHHELD
                             ALL NOMINEES          FROM ALL NOMINEES
                        For, except vote withheld from the following nominee(s):
                        [_]
                            -------------------------------------------------

The Shares represented hereby will be voted as directed herein but, if no directions are indicated hereon, they will be voted FOR Item 1.

This instrument delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this instrument.

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUMENT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                           Dated:                   ,1996
                                                 -------------------
                                                     (Please Date)


                                           ------------------------------

                                           ------------------------------
                                                      Sign Here
                                           Note: Please sign exactly as name(s)
                                           appear hereon. Joint owners should
                                           each sign. When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give full title as
                                           such. If signer is a corporation,
                                           please sign corporate name in full by
                                           authorized officer.